UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 12, 2012

Date of Report (Date of earliest event reported)

Rouse Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35287	90-0750824
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

114 Avenue of the Americas, Suite 2800, New York, NY	10110
(Address of principal executive offices)	(Zip Code)

(212) 608-5108

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Security Holders.

The information included in Item 5.03 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 12, 2012 prior to the completion of the Spin-Off and as approved by GGP LP, as the Company’s sole stockholder, the Company amended and restated its certificate of incorporation (the “Amended and Restated Certificate”).  The Amended and Restated Certificate is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

On January 12, 2012 prior to completion of the Spin-Off, the Company amended and restated its bylaws (the “Amended and Restated Bylaws”).  The Amended and Restated Bylaws are filed as Exhibit 3.2 hereto, and are incorporated herein by reference.

A description of the key provisions of the Amended and Restated Certificate and Amended and Restated Bylaws can be found in the section entitled “Description of Capital Stock” in the Information Statement, Filed as Exhibit 99.1 to its Form 8-K filed on January 18, 2011.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 12, 2012, the board adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics applicable to the Company’s directors, officers and employees, which available under the Investors tab on the Company’s website, www.rouseproperties.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Rouse Properties, Inc.
3.2	Amended and Restated Bylaws of Rouse Properties, Inc.
99.1	Information Statement dated December 30, 2011 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed on December 30, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROUSE PROPERTIES, INC.

	By:	/s/ Andrew Silberfein
		Name:	Andrew Silberfein
		Title:	President and Chief Executive Officer

Date: January 18, 2012

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Rouse Properties, Inc.
3.2	Amended and Restated Bylaws of Rouse Properties, Inc.
99.1	Information Statement dated December 30, 2011 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed on December 30, 2011).